Exhibit 99.2

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK GIUSEPPE ALESCIO, Plaintiff, v. ANWORTH MORTGAGE ASSET CORPORATION, JOSEPH E. MCADAMS, JOE E. DAVIS, ROBERT C. DAVIS, MARK MARON, LLYOD MCADAMS, DOMINIQUE MIELLE, READY CAPITAL CORPORATION, and RC MERGER SUBSIDIARY, LLC, Defendants. ) ) ) )Case No. ) )JURY TRIAL DEMANDED ) ) ) ) ) ) ) ) ) COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934 Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION This action stems from a proposed transaction announced on December 7, 2020 (the “Proposed Transaction”), pursuant to which Anworth Mortgage Asset Corporation (“Anworth” or the “Company”) will be acquired by Ready Capital Corporation (“Parent”) and RC Merger Subsidiary, LLC (“Merger Sub,” and together with Parent, “Ready Capital”). On December 6, 2020, Anworth’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger (the “Merger Agreement”) with Ready Capital. Pursuant to the terms of the Merger Agreement, Anworth’s stockholders will receive $0.61 in cash and 0.1688 of a share of Parent common stock for each share of Anworth common stock they own.

On January 4, 2021, defendants filed a Form S-4 Registration Statement (the “Registration Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction. The Registration Statement omits material information with respect to the Proposed Transaction, which renders the Registration Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Registration Statement. JURISDICTION AND VENUE This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. Venue is proper under 28 U.S.C. § 1391(b) because a substantial portion of the transactions and wrongs complained of herein occurred in this District. PARTIES Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Anworth common stock. Defendant Anworth is a Maryland corporation and a party to the Merger Agreement. Anworth’s common stock is traded on the NYSE, which is headquartered in New York, New York, under the ticker symbol “ANH.”

Defendant Joseph E. McAdams is Chief Executive Officer, President, and Chairman of the Board of the Company. Defendant Joe E. Davis is a director of the Company. Defendant Robert C. Davis is a director of the Company. Defendant Mark S. Maron is a director of the Company. Defendant Llyod McAdams is a director of the Company. Defendant Dominique Mielle is a director of the Company. The defendants identified in paragraphs 10 through 15 are collectively referred to herein as the “Individual Defendants.” Defendant Parent is a Maryland corporation and a party to the Merger Agreement. Defendant Merger Sub is a Delaware limited liability company, a wholly-owned subsidiary of Parent, and a party to the Merger Agreement. SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction Anworth is a specialty finance mortgage company organized to qualify as a real estate investment trust that invests primarily in mortgage-backed securities that are either rated “investment grade” or are guaranteed by federally sponsored enterprises, such as Fannie Mae or Freddie Mac. On December 6, 2020, Anworth’s Board caused the Company to enter into the Merger Agreement. Pursuant to the terms of the Merger Agreement, Anworth’s stockholders will receive $0.61 in cash and 0.1688 of a share of Parent common stock for each share of Anworth common stock they own.

According to the press release announcing the Proposed Transaction: Ready Capital Corporation (NYSE:RC) (“Ready Capital”), a multi-strategy real estate finance company that originates, acquires, finances and services small-to medium-sized balance commercial loans, and Anworth Mortgage Asset Corporation (NYSE:ANH) (“Anworth”), a specialty finance REIT that focuses primarily on investments in residential mortgage-backed securities, announced today that they have entered into a definitive merger agreement pursuant to which Ready Capital will combine with Anworth. The combined company is expected to have a pro forma equity capital base in excess of $1 billion. The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across the larger equity base. Under the terms of the merger agreement, each share of Anworth common stock will be converted into 0.1688 shares of Ready Capital common stock and $0.61 of cash consideration. Based on Ready Capital’s closing stock price on Friday, December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are expected to own approximately 76% of the combined company’s stock, while Anworth stockholders are expected to own approximately 24% of the combined company’s stock. Ready Capital will also assume Anworth’s three outstanding series of preferred stock. . . . Management, Governance and Corporate Headquarters Upon completion of the merger, Ready Capital’s Chairman and Chief Executive Officer Thomas Capasse will lead the company and Ready Capital executives Jack Ross, Thomas Buttacavoli, Andrew Ahlborn and Gary Taylor will remain in their current roles. The combined company will be headquartered in New York, New York. The Board of the combined company is expected to have eight directors, consisting of Ready Capital’s existing seven directors and one independent director from Anworth’s current Board. Timing and Approvals The transaction has been unanimously approved by each of the Boards of Directors of Ready Capital and Anworth. The transaction is expected to close by the end of the first quarter of 2021, subject to the respective approvals by the stockholders of Anworth and Ready Capital and other customary closing conditions. Advisors Wells Fargo Securities is acting as exclusive financial advisor and Alston & Bird LLP is acting as legal advisor to Ready Capital. Credit Suisse is acting as exclusive financial advisor and Greenberg Traurig LLP is acting as legal advisor to the Board of Directors of Anworth.

The Registration Statement Omits Material Information, Rendering It False and Misleading Defendants filed the Registration Statement with the SEC in connection with the Proposed Transaction. As set forth below, the Registration Statement omits material information. First, the Registration Statement omits material information regarding the financial projections for the Company and Ready Capital. With respect to the Company’s financial projections, the Registration Statement fails to disclose: (i) all line items used to calculate core earnings per share; and (ii) a reconciliation of all non-GAAP to GAAP metrics. With respect to Ready Capital’s financial projections, the Registration Statement fails to disclose: (i) all line items used to calculate core earnings per share; and (ii) a reconciliation of all non-GAAP to GAAP metrics. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. Second, the Registration Statement omits material information regarding the analyses performed by the Company’s financial advisor, Credit Suisse Securities (USA) LLC (“Credit Suisse”). With respect to Credit Suisse’s Selected Public Companies Analysis – Anworth, the Registration Statement fails to disclose the individual multiples and metrics for the companies observed in the analysis.

With respect to Credit Suisse’s Selected Public Companies Analysis – Ready Capital, the Registration Statement fails to disclose the individual multiples and metrics for the companies observed in the analysis. With respect to Credit Suisse’s Selected Precedent Transactions Analysis, the Registration Statement fails to disclose the individual multiples and metrics for the transactions observed in the analysis. With respect to Credit Suisse’s Dividend Discount Analysis – Anworth, the Registration Statement fails to disclose: (i) the terminal values for Anworth; (ii) Credit Suisse’s basis for applying a range of TBVPS multiples of 0.70x to 0.90x; (iii) Anworth’s estimated book value; (iv) the individual inputs and assumptions underlying the discount rates of 9.0% to 14.0%; and (v) the number of fully diluted outstanding shares of Anworth common stock. With respect to Credit Suisse’s Dividend Discount Analysis – Ready Capital, the Registration Statement fails to disclose: (i) the terminal values for Ready Capital; (ii) Credit Suisse’s basis for applying a range of TBVPS multiples of 0.80x to 1.00x; (iii) the distributed cash flows for Ready Capital; (iv) Ready Capital’s estimated book value; and (v) the individual inputs and assumptions underlying the discount rates of 9.0% to 13.0%. When a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. Third, the Registration Statement omits material information regarding Credit Suisse. The Registration Statement fails to disclose whether Credit Suisse has performed past services for the Company or its affiliates, and if so, the timing and nature of the services and the amount of compensation received by Credit Suisse for providing the services. The omission of the above-referenced material information renders the Registration Statement false and misleading. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to the Company’s stockholders. COUNT I Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated Thereunder Against the Individual Defendants and Anworth Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. The Individual Defendants disseminated the false and misleading Registration Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Anworth is liable as the issuer of these statements. The Registration Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Registration Statement. The Individual Defendants were at least negligent in filing the Registration Statement with these materially false and misleading statements. The omissions and false and misleading statements in the Registration Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Registration Statement and in other information reasonably available to stockholders. The Registration Statement is an essential link in causing plaintiff to approve the Proposed Transaction. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder. Because of the false and misleading statements in the Registration Statement, plaintiff is threatened with irreparable harm. COUNT II Claim for Violation of Section 20(a) of the 1934 Act Against the Individual Defendants and Ready Capital Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. The Individual Defendants and Ready Capital acted as controlling persons of Anworth within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or Board members of Anworth and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Registration Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading. Each of the Individual Defendants and Ready Capital was provided with or had unlimited access to copies of the Registration Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected.

In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Registration Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in the making of the Registration Statement. Ready Capital also had supervisory control over the composition of the Registration Statement and the information disclosed therein, as well as the information that was omitted and/or misrepresented in the Registration Statement. By virtue of the foregoing, the Individual Defendants and Ready Capital violated Section 20(a) of the 1934 Act. As set forth above, the Individual Defendants and Ready Capital had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff is threatened with irreparable harm. PRAYER FOR RELIEF WHEREFORE, plaintiff prays for judgment and relief as follows: Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction; In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages;

Directing the Individual Defendants to disseminate a Registration Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder; Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff hereby requests a trial by jury on all issues so triable.